Investor Presentation – 2Q 2023 Update September 18, 2023 Rob Saltiel President & CEO Kelly Youngblood Executive Vice President & CFO Exhibit 99.1

Forward Looking Statements Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “look forward,” “guidance,” “targeted”, “goals”, and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company’s Current Report on Form 8-K dated August 7, 2023. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law. In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives.  The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures: Net Income (adjusted EBITDA) Net Income margin (adjusted EBITDA margin) Gross profit (Adjusted Gross Profit) Gross profit percentage (Adjusted Gross Profit percentage) Net Income (adjusted Net Income) Diluted Earnings per Share (adjusted diluted EPS) Selling, general and administrative expense (adjusted SG&A) Net cash provided by operations (free cash flow and free cash flow after dividends) Long-term debt, net (Net Debt) Return on Invested Capital (ROIC), Adjusted for LIFO They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

MRC Global A Compelling Investment Opportunity Solid balance sheet with flexibility for future growth Rapidly improving financial performance and returns on invested capital Sustainability principles embedded in organizational values and product offerings Leading global distributor of industrial products, services and supply solutions Diversified portfolio with long-term growth drivers in all end-market sectors

Dubai, UAE Stavanger, NO Bradford, UK Rotterdam, NL EMEA Nisku, AB Bakersfield, CA Odessa, TX Houston, TX Munster, IN Pittsburgh, PA Valve Engineering & Modification Center North America La Porte, TX Perth, WA Singapore APAC Brisbane, QLD Current as of June 30, 2023 TTM Revenue by Region 84% United States 12% International 4% Canada Global Footprint Regional Distribution Centers Valve & Engineering Centers Service Centers Headquarters Countries Employees 13 26 111 15 ~2,900 2Q23 Investor Presentation Integral Supply Chain Partner to Customers and Suppliers Leading Global Distributor of Industrial Products, Services & Supply Solutions

Market-Leading Expertise in Industrial Products, Services and Supply Solutions Industrial Infrastructure Products Flow-control equipment (valves and pipe) including low-emission valves that control pollution Measurement and instrumentation Gas meters and polyethylene pipe Value-added Services Valve actuation, modification and ValidTorqueTM Complete engineering documentation (CAD drawings) Testing services (e.g., hydrostatic testing, weld x-rays) Steam system surveys and audits On-site product assistance, training and demonstrations Quality Assurance Program – Approved Manufacturers List Qualification & Supplier Audits to minimize quality issues and promote customer loyalty Integrated Supply Solutions – Complete inventory management services including warehouse and logistics solutions, stock replenishment and product rationalization Scalable Capabilities in Projects, Maintenance and Turnarounds across Multiple End-Market Sectors 2Q23 Investor Presentation

Highly Diversified Portfolio with a Stable Customer Base Valve, Automation, Measurement & Instrumentation Carbon Steel Pipe, Fittings & Flanges Gas Products General Products Stainless Steel & Alloy Pipe, Fittings & Flanges Production, Transmission & Infrastructure Gas Utilities Downstream, Industrial & Energy Transition TTM 2Q23 REVENUE BY PRODUCT LINE TTM 2Q23 REVENUE BY END-MARKET SECTOR TTM 2Q23 REVENUE BY GEOGRAPHY United States International Canada Across End-Markets, Geographies and Products 2Q23 Investor Presentation

Growth Drivers Multi-year growth expectations from: Continual safety and integrity projects and meter modernization Emissions reduction programs replacing valves New installations with a strong presence in high growth regions of the U.S. CAGR ~11% (2018 – 2022) Future customer budgets expected to grow 5-7% per annum Two methods of future growth: Market penetration with new customers and increased spending with existing customers from additional product offerings and expanded geographies Gas Utilities End-Market Sector $ millions $1,263 Largest Sector, Independent of Commodity Prices 37% of TTM 2Q23 Revenue 2Q23 Investor Presentation

Growth Drivers Global energy transition projects as carbon reduction targets are prioritized and government stimulus is deployed, including: Petrochemical investments led by secular demand for plastics and other chemicals Expanded project management expertise supporting market penetration in energy transition and chemicals for both brownfield and greenfield projects Expansion of liquefied natural gas (LNG) facilities in the U.S. and regasification terminals in Europe Increased turnaround and maintenance activity in chemicals and refining Downstream, Industrial & Energy Transition (DIET) End-Market Sector 12% Industrial & Energy Transition 9% Chemicals 9% Refining 30% of TTM 2Q23 Revenue Energy Transition and Process Industry Investments Refinery conversions to biofuel feedstocks Hydroelectric power generation Hydrogen processing Offshore wind power generation Carbon capture and storage Geothermal power generation 2Q23 Investor Presentation

Growth Drivers Tightening global supply and demand driving increased well completion activity, production and gathering and processing facilities Need for energy security driving: Increasing demand for LNG exports from the U.S. to Europe Increasing European oil and gas production in the North Sea Activity in the U.S. shifting from private operators to IOCs and large independents Market penetration from enhanced product mix tailored to smaller producers Pipeline infrastructure capacity tightening leading to need for transmission expansion projects Production, Transmission & Infrastructure (PTI) End-Market Sector 33% of TTM 2Q23 Revenue Traditional Energy Infrastructure 2Q23 Investor Presentation

($ millions) Improving Top-Line and Bottom-Line Performance 5.2% 7.7% Annual Sales Growth Revenue Growth, Structurally More Efficient with High Operating Leverage Annual Adjusted EBITDA Growth Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix. Reconciling the adjusted EBITDA and EBITDA % margin 2023 targets to annual 2023 outlook regarding the company’s net income is not reasonably possible as the impact from inflation or deflation on indices used to calculate LIFO is not possible to reasonably predict. 2Q23 Investor Presentation 26% 51% 79% Annual Adjusted EBITDA % Margin Growth: Upper single-digit % Growth: Low single-digit % Steady improvement with longer-term expansion expected from increased operating leverage

Improving Capital Returns – Creating Value for Shareholders See reconciliation of non-GAAP measures to GAAP measures in the appendix ROIC is a key metric for capital stewardship and shareholder value creation Improvement in ROIC is enabled by increased profitability and enhanced efficiency of inventory and financial working capital 2Q23 Investor Presentation

Leverage Ratio2 Liquidity ($ millions) Solid Balance Sheet with Flexibility for Future Growth Net debt is total debt less cash. See reconciliation in appendix. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net Debt1 2Q23 $ 340M Cash & Capital Structure (as of June 30, 2023) Cash & Cash Equivalents $ 31 Debt (including current portion): Term Loan B due Sept 2024 (net of discount & deferred financing costs) $ 294 Global ABL Facility due Sept 2026 77 Total Debt $ 371 Preferred Stock $ 355 2Q23 Investor Presentation 2Q23 Cash & Cash Equivalents $ 31 Availability - Global ABL Facility 599 $ 630 $80 million increase in liquidity from 2Q22 Growing liquidity expected in 2023 & 2024 as cash is generated Capacity under the ABL sufficient to repay the Term Loan B

Diversity & Inclusion 75% of Board leadership positions from Diversity Groups 44% of Board of Directors from Diversity Groups 24% Global directors & above positions are female 23% U.S. management & above positions are racially or ethnically diverse Social Responsibility Added a dedicated Supplier Diversity Program Manager Successful 2022 pilot of biodegradable shrink wrap for U.S. operations with roll-out in 2023 Recordable injuries down 29% since 2021 Safety stats better than peer group averages from U.S. Bureau of Labor Statistics (BLS) and the National Association of Wholesaler-Distributors (NAW) Environmental Enhanced Manufacturer Quality Assessment to include environmental sustainability Scope 1 & 2 emissions – 2022 marks 1st year with a full GHG baseline calculated pursuant to the GHG protocol Scope 2 emissions – 27% energy used was from renewable sources in 2022 All steel pipe, valves and flanges from recycled steel to varying degrees Governance 2022 disclosed alignment with Task Force on Climate-related Financial Disclosures (TCFD) Executive compensation tied to safety metric Board oversight of ESG ESG Developments Our 6th ESG report published July 2023 Established SVP-Sustainability position in 2022 to lead ESG strategy and execution Ecovadis 2022 Assessment: Scored a 57, placing 70th percentile & awarded a Bronze Ecovadis Medal – 6-time winner Sustainability Built into Organizational Values and Product Offerings 2Q23 Investor Presentation Note: Certain data based on 2023 ESG report for 2022 results where 2023 information is not yet available S&P’s 2022 ESG Assessment: Top 6th percentile of companies in the Trading Companies & Distributors sector, placing 11/185 6%

MRC Global A Compelling Investment Opportunity Solid balance sheet with flexibility for future growth Rapidly improving financial performance and returns on invested capital Sustainability principles embedded in organizational values and product offerings Leading global distributor of industrial products, services and supply solutions Diversified portfolio with long-term growth drivers in all end-market sectors

APPENDIX

Quarterly Financial Performance - GAAP ($ millions, except per share data) APPENDIX NET INCOME & % MARGIN DILUTED EPS SALES GROSS PROFIT & % MARGIN 2.2% 2.4% 3.8% 17.8% 20.2% 20.1% 18.1% 20.2% 1.7% 3.8% 2.8% 1.9% 3.3% APPENDIX 2Q23 Investor Presentation

Quarterly Financial Performance - Adjusted ($ millions, except per share data) See reconciliation of non-GAAP measures to GAAP measures in the appendix ADJUSTED EBITDA & % MARGIN1 ADJUSTED DILUTED EPS1 ADJUSTED GROSS PROFIT & % MARGIN1 20.5% 21.2% 21.2% 6.5% 7.6% 7.8% 21.3% 21.2% 21.5% 20.9% 21.4% 7.7% 7.8% 7.2% 7.1% 7.5% APPENDIX 2Q23 Investor Presentation

Annual Financial Performance ($ millions, except per share data) See reconciliation of non-GAAP measures to GAAP measures in the appendix Y-o-Y Growth (6%) 13% (24%) (33%) 20% 14% (12%) (30%) 4% 26% Y-o-Y Growth (17%) 10% (45%) (68%) 139% 56% (28%) (52%) 51% 79% 8.3% 7.4% 7.1% 5.2% 2.5% 4.9% 6.7% 5.5% 3.8% 5.5% 7.8% Y-o-Y Growth (5%) 11% (27%) (30%) 20% 20% (12%) (30%) 7% 33% 19.0% 19.3% 18.9% 18.0% 18.7% 18.7% 19.6% 19.6% 19.7% 20.1% 21.3% Y-o-Y Growth (22%) 13% (75%) NM NM NM (67%) NM NM NM ADJUSTED EBITDA & % MARGIN1 ADJUSTED DILUTED EPS1 SALES ADJUSTED GROSS PROFIT & % MARGIN1 APPENDIX 2Q23 Investor Presentation

Balance Sheet ($ millions) Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash. Working capital defined as current assets (excluding cash) – current liabilities. Sales are on trailing twelve months basis. 2.6x 2.5x 3.4x 1.9x 4.0x 2.7x 2.3x 2.6x 2.7x 1.7x 1.2x Net Leverage1: TOTAL DEBT CASH FLOW FROM OPERATIONS CAPITAL STRUCTURE NET WORKING CAPITAL AS % OF SALES2 APPENDIX 2Q23 Investor Presentation June 30, 2023 Cash and Cash Equivalents $31 Total Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $ 294 Global ABL Facility due 2026 77 Total Debt $ 371 Preferred stock 355 Common stockholders’ equity 435 Total Capitalization $ 1,161 Liquidity $ 630

YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 ($ millions) 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 3,363 $2,666 $2,560 $3,662 $4,172 $3,646 $3,041 $4,529 $5,933 $5,231 $5,571 Gross profit 610 18.1% $ 417 15.6% $ 431 16.8% $ 653 17.8% $ 689 16.5% $ 582 16.0% $ 468 15.4% $ 786 17.4% $ 1,018 17.2% $ 955 18.3% $ 1,014 18.2% Depreciation and amortization 18 19 20 21 23 22 22 21 22 22 19 Amortization of intangibles 21 24 26 42 45 45 47 60 68 52 49 Increase (decrease) in LIFO reserve 66 77 (19) (2) 62 28 (14) (53) 12 (20) (24) Inventory charges and other - - 46 5 - 6 45 - - - - Adjusted Gross Profit $ 715 21.3% $ 537 20.1% $ 504 19.7% $ 719 19.6% $ 819 19.6% $ 683 18.7% $ 568 18.7% $ 814 18.0% $ 1,120 18.9% $ 1,009 19.3% $ 1,058 19.0% Note: Adjusted Gross Profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated August 7, 2023. Adjusted Gross Profit Reconciliation – Annual Periods APPENDIX 2Q23 Investor Presentation

YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 ($ millions) 2022 2021 2020 2019 2018 2017 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 3,363 $ 2,666 $2,560 $3,662 $4,172 $3,646 Net income (loss) $ 75 2.4% $ (14) (0.5)% $ (274) (10.7%) $ 39 1.1% $ 74 1.8% $ 50 1.4% Income tax expense (benefit) 35 - (9) 27 21 (43) Interest expense 24 23 28 40 38 31 Depreciation and amortization 18 19 20 21 23 22 Amortization of intangibles 21 24 26 42 45 45 Increase (decrease) in LIFO reserve 66 77 (19) (2) 62 28 Equity-based compensation expense 13 12 12 16 14 16 Foreign currency losses (gains) 8 2 2 (1) (1) (2) Employee separation - 1 - - -- Inventory-related charges - - 46 5 - 6 Facility closures - 1 17 - - - Goodwill & intangible asset impairment - - 242 - - - Severance & restructuring charges 1 1 14 9 4 14 Gain on sale of leaseback - - (5) - - - Recovery of supplier bad debt & Supplier bad debt - - (2) 5 - - Gain on early extinguishment of debt - - (1) - - - Write off of debt issuance costs - - - - 1 8 Litigation matter - - - - - 3 Change in fair value of derivative instruments - - - - (1) 1 Adjusted EBITDA $ 261 7.8% $ 146 5.5% $ 97 3.8% $ 201 5.5% $ 280 6.7% $ 179 4.9% Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated August 7, 2023. Adjusted EBITDA Reconciliation – Annual Periods APPENDIX 2Q23 Investor Presentation

YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 ($ millions) 2016 2015 2014 2013 2012 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $3,041 $4,529 $5,933 $5,231 $5,571 Net (loss) income $ (83) (2.7%) $ (331) (7.3%) $ 144 2.4% $ 152 2.9% $ 118 2.1% Income tax (benefit) expense (8) (11) 82 85 64 Interest expense 35 48 62 61 113 Depreciation and amortization 22 21 22 22 19 Amortization of intangibles 47 60 68 52 49 (Decrease) increase in LIFO reserve (14) (53) 12 (20) (24) Equity-based compensation expense 12 10 9 15 8 Foreign currency losses (gains) 4 3 3 13 (1) Goodwill & intangible asset impairment - 462 - - - Inventory-related charges 40 - - - - Severance & restructuring charges 20 14 8 1 - Loss on early extinguishment of debt - - - - 114 Write off of debt issuance costs 1 3 - - - Litigation matter - 3 - - - Change in fair value of derivative instruments (1) 1 1 (5) (2) Loss on disposition of non-core product line - 5 10 - - Insurance charge - - - 2 - Cancellation of executive employment agreement (cash portion) - - 3 - - Expenses associated with refinancing - - - 5 2 Pension settlement - - - - 4 Other expense (income) - - - 3 (1) Adjusted EBITDA $ 75 2.5% $ 235 5.2% $ 424 7.1% $ 386 7.4% $ 463 8.3% Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated August 7, 2023. Adjusted EBITDA Reconciliation – Annual Periods APPENDIX 2Q23 Investor Presentation

YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 ($ millions) 2022 2021 2020 2019 2018 2017 Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share Net income (loss) attributable to common stockholders $ 51 $ 0.60 $ (38) $ (0.46) $ (298) $ (3.63) $ 15 $ 0.18 $ 50 $ 0.54 $ 26 $ 0.27 Goodwill and intangible asset impairment, net of tax - - - - 234 2.85 - - - - - - Inventory-related charges, net of tax - - - - 38 0.46 5 0.06 - - 6 0.06 Severance and restructuring, net of tax - - 1 0.01 12 0.15 7 0.08 3 0.03 14 0.15 Recovery of supplier bad debt and supplier bad debt, net of tax - - - - (2) (0.02) 5 0.06 - - - - Increase (decrease) in LIFO reserve, net of tax 50 0.59 58 0.71 (15) (0.18) (2) (0.02) 48 0.52 18 0.19 Facility closures, net of tax - - 1 0.01 15 0.18 - - - - - - Gain on sale leaseback, net of tax - - - - (4) (0.05) - - - - - - Litigation matter, net of tax - - - - - - - - - - 2 0.02 Write-off of debt issuance costs, net of tax - - - - - - - - 1 0.01 5 0.05 Income tax adjustment - - - - - - - - - - (50) (0.52) Adjusted net income (loss) attributable to common stockholders $ 101 $ 1.19 $ 22 $ 0.27 $ (20) $ (0.24) $ 30 $ 0.36 $ 102 $ 1.10 $ 21 $ 0.22 Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated August 7, 2023. Adjusted Net Income (Loss) Reconciliation – Annual Periods APPENDIX 2Q23 Investor Presentation

YEAR ENDED DECEMBER 31 ($ millions) 2016 2015 2014 2013 2012 Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share Net (loss) income attributable to common stockholders $ (107) $ (1.10) $ (344) $ (3.38) $ 144 $ 1.40 $ 152 $ 1.48 $ 118 $ 1.22 Goodwill and intangible asset impairment, net of tax - - 402 3.94 - - - - - - Inventory-related charges, net of tax 33 0.34 - - - - - - - - Severance and restructuring, net of tax 17 0.17 11 0.11 6 0.06 - - - - (Decrease) increase in LIFO reserve, net of tax (9) (0.09) (33) (0.32) 8 0.08 (13) (0.13) (15) (0.15) Loss on early extinguishment of debt, net of tax - - - - - - - - 74 0.76 Litigation matter, net of tax - - 2 0.02 - - - - - - Write-off of debt issuance costs, net of tax 1 0.01 2 0.02 - - - - 1 0.01 Executive separation expense, net of tax - - - - - - 1 0.01 - - Loss on disposition of non-core product lines, net of tax - - 3 0.03 8 0.08 - - - - Insurance charge, net of tax - - - - - - 1 0.01 - - Expenses associated with refinancing, net of tax - - - - - - 3 0.03 - - Equity-based compensation acceleration, net of tax - - - - - - 3 0.03 - - Income tax adjustment - - - - - - 3 0.03 - - Cancellation of executive employment agreement, net of tax - - - - 3 0.03 - - - - Pension settlement, net of tax - - - - - - - - 3 0.03 Adjusted net (loss) income attributable to common stockholders $ (65) $ (0.67) $ 43 $ 0.42 $ 169 $ 1.65 $ 150 $ 1.46 $ 181 $ 1.87 Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated August 7, 2023. Adjusted Net (Loss) Income Reconciliation – Annual Periods APPENDIX 2Q23 Investor Presentation

Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated August 7, 2023. Net Debt & Leverage Ratio Calculation – Annual Periods APPENDIX 2Q23 Investor Presentation December 31, ($ millions) 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Long-term debt, net $ 337 $ 295 $ 379 $ 547 $ 680 $ 522 $ 406 $ 511 $ 1,439 $ 970 $ 1,238 Plus: current portion of long-term debt 3 2 4 4 4 4 8 8 8 8 7 Long-term debt $ 340 297 $ 383 $ 551 $ 684 $ 526 $ 414 $ 519 $ 1,447 $ 978 $ 1,245 Less: cash 32 48 119 32 43 48 109 69 25 25 37 Net debt $ 308 $ 249 $ 264 $ 519 $ 641 $ 478 $ 305 $ 450 $ 1,422 $ 953 $ 1,208 Net debt $ 308 $ 249 $ 264 $ 519 $ 641 $ 478 $ 305 $ 450 $ 1,422 $ 953 $ 1,208 Trailing twelve months adjusted EBITDA 261 146 97 201 280 179 75 235 424 386 463 Leverage ratio 1.2 1.7 2.7 2.6 2.3 2.7 4.0 1.9 3.4 2.5 2.6

THREE MONTHS ENDED SIX MONTHS ENDED ($ millions) June 30, 2023 March 31, 2023 June 30, 2022 June 30, 2023 June 30, 2022 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 871 $ 885 $ 848 $ 1,756 $ 1,590 Gross profit $ 175 20.1% $ 179 20.2% $ 151 17.8% $ 354 20.2% $ 287 18.1% Depreciation and amortization 5 5 4 10 9 Amortization of intangibles 5 5 6 10 11 Increase (decrease) in LIFO reserve 2 (1) 20 1 26 Adjusted Gross Profit $ 187 21.5% $ 188 21.2% $ 181 21.3% $ 375 21.4% $ 333 20.9% Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated August 7, 2023. Adjusted Gross Profit Reconciliation APPENDIX 2Q23 Investor Presentation

APPENDIX Adjusted SG&A Reconciliation THREE MONTHS ENDED THREE MONTHS ENDED ($ millions) June 30, 2023 March 31, 2023 June 30, 2022 Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 871 $ 885 $ 848 SG&A $ 130 14.9% $ 122 13.8% $ 120 14.2 % Non-recurring IT related professional fees (1) - - Adjusted SG&A $ 129 14.8% $ 122 13.8% $ 120 14.2% Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated August 7, 2023. APPENDIX 2Q23 Investor Presentation

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated August 7, 2023. Adjusted EBITDA Reconciliation THREE MONTHS ENDED SIX MONTHS ENDED ($ millions) June 30, 2023 March 31, 2023 June 30, 2022 June 30, 2023 June 30, 2022 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 871 $ 885 $ 848 $ 1,756 $1,590 Net income $ 24 2.8% $ 34 3.8% $ 14 1.7% $ 58 3.3% $ 30 1.9% Income tax expense 10 13 6 23 13 Interest expense 10 7 5 17 11 Depreciation and amortization 5 5 4 10 9 Amortization of intangibles 5 5 6 10 11 Non-recurring IT related professional fees 1 - - 1 - Increase (decrease) in LIFO reserve 2 (1) 20 1 26 Equity-based compensation expense 4 3 3 7 6 Foreign currency losses 1 3 7 4 7 Asset disposal 1 - - 1 - Adjusted EBITDA $ 63 7.2% $ 69 7.8% $ 65 7.7% $ 132 7.5% $ 113 7.1% APPENDIX 2Q23 Investor Presentation

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated August 7, 2023. Adjusted Net Income Attributable to Common Stockholders Reconciliation THREE MONTHS ENDED SIX MONTHS ENDED June 30, 2023 March 31, 2023 June 30, 2022 June 30, 2023 June 30, 2022 ($ millions) Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share Net income attributable to common stockholders $ 18 $ 0.21 $ 28 $ 0.33 $ 8 $ 0.09 $ 46 $ 0.54 $ 18 $ 0.21 Increase (decrease) in LIFO reserve, net of tax 2 0.02 (1) (0.01) 15 0.18 1 0.01 20 0.24 Asset disposal, net of tax 1 0.01 - - - - 1 0.01 - - Non-recurring IT related professional fees, net of tax 1 0.01 - - - - 1 0.01 - Adjusted net income attributable to common stockholders $ 22 $ 0.25 $ 27 $ 0.32 $ 23 $ 0.27 $ 49 $ 0.57 $ 38 $ 0.45 APPENDIX 2Q23 Investor Presentation

Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated August 7, 2023. Net Debt & Leverage Ratio Calculation ($ millions) June 30, 2023 March 31, 2023 June 30, 2022 Long-term debt, net $ 368 $ 387 $ 353 Plus: current portion of long-term debt 3 3 3 Long-term debt $ 371 $ 390 $ 356 Less: cash 31 39 21 Net debt $ 340 $ 351 $ 335 Net debt $ 340 $ 351 $ 335 Trailing twelve months adjusted EBITDA 280 282 199 Leverage ratio 1.2 1.2 1.7 APPENDIX 2Q23 Investor Presentation

Note: ROIC, including LIFO, was calculated from GAAP measures by dividing Invested Capital by NOPAT. ROIC, Adjusted for LIFO, was calculated from non-GAAP adjusted measures by dividing Invested Capital, net of LIFO, by NOPAT, net of LIFO. Utilizing ROIC calculated using the non-GAAP measures is not better than ROIC calculated using the GAAP measures. However, the company presents ROIC, Adjusted for LIFO, because the company believes it provides useful comparisons of the company’s ROIC to other distribution companies, including those companies with whom we compete in the distribution of pipe, valves and fittings, many of which do not utilize LIFO inventory costing methodology. The impact of the LIFO inventory costing methodology can cause results to vary substantially from company to company depending upon whether they elect to utilize LIFO and depending upon which method they may elect. The company believes that NOPAT and Invested Capital are the financial measures calculated and presented in accordance with U.S. GAAP that is most directly compared to NOPAT, net of LIFO, and Invested Capital, Net of LIFO, used in the calculation of ROIC, Adjusted for LIFO.   Return on Invested Capital (ROIC), Adjusted for LIFO ($ millions) TTM 2Q 2023 2022 2021 Net Income (loss) $ 103 $ 75 $ (14) Interest expense, net of tax 23 18 17 Net Operating Profit After Tax (NOPAT) $ 126 $ 93 $ 3 LIFO expense, net of tax 31 50 58 NOPAT, net of LIFO $ 156 $ 143 $ 61 Long-term debt $ 371 $ 340 $ 297 Shareholders’ equity 435 386 323 Preferred stock 355 355 355 Operating lease liabilities (short and long-term) 223 218 210 Invested Capital $ 1,384 $ 1,299 $ 1,185 Average Invested Capital $ 1,328 $ 1,242 $ 1,249 Average Invested Capital, net of LIFO $ 1,377 $ 1,296 $ 1,270 ROIC, including LIFO 9.5% 7.5% 0.2% ROIC, Adjusted for LIFO 11.3% 11.0% 4.9% APPENDIX 2Q23 Investor Presentation